UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported) January 25, 2006
AVNET, INC.

(Exact Name of Registrant as Specified in Its Charter)
New York

(State or Other Jurisdiction of Incorporation)

1-4224	11-1890605

(Commission File Number)	(IRS Employer Identification No.)

2211 South 47th Street, Phoenix, Arizona	85034

(Address of Principal Executive Offices)	(Zip Code)
(480) 643-2000

(Registrant’s Telephone Number, Including Area Code)
Not Applicable

(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.
Item 7.01. Regulation FD Disclosure.
Item 9.01. Financial Statements and Exhibits.
S I G N A T U R E
EX-99.1
EX-99.2

Item 2.02. Results of Operations and Financial Condition.
On January 25, 2006, Avnet, Inc. issued a press release announcing its second quarter results for fiscal 2006. A copy of the press release is attached hereto as Exhibit 99.1.
The information in this Current Report on Form 8-K and the Exhibit attached hereto is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, regardless of any general incorporation language in such filing.
Item 7.01. Regulation FD Disclosure.
On January 25, 2006, Avnet, Inc. issued a press release announcing its intention to file with the Securities and Exchange Commission a prospectus supplement to its existing registration statement on Form S-3 to register for resale Avnet shares held by former Memec shareholders party to a registration rights agreement between Avnet and the former Memec shareholders. A copy of the press release is attached hereto as Exhibit 99.2.
Item 9.01. Financial Statements and Exhibits.
(c)	Exhibits
99.1	Press Release of Avnet, Inc. dated January 25, 2006 announcing second quarter results for fiscal 2006

99.2	Press Release of Avnet, Inc. dated January 25, 2006 announcing plans for a registered offering on behalf of Permira shareholders
S I G N A T U R E
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AVNET, INC. (Registrant)
Date: January 25, 2006	By:	/s/ Raymond Sadowski
Raymond Sadowski
Senior Vice President and Chief Financial Officer